EXHIBIT 10.78

Addendum to Promissory Note dated May 30, 2002 between UltraStrip Systems, Inc. and Dennis and Jacqueline McGuire in the amount of $10,000.00


UltraStrip Systems, Inc. ("Maker") and Dennis and Jacqueline McGuire ("Holders") hereby agree to amend the promissory note referenced above as follows:


         - The Maturity Date is changed from May 30, 2003 to due upon demand.




Date:    May 30, 2003


Lender:                                              UltraStrip Systems, Inc.


--------------------------                           By:
Dennis McGuire                                           ----------------------

-------------------------                            Its:
Jacqueline McGuire                                       ----------------------